UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 29, 2007

ZIOPHARM Oncology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-32353	84-1475642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Avenue of the Americas, 19th Floor
New York, NY 10036
(Address of principal executive offices) (Zip Code)

(646) 214-0700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

From 7:30 a.m. to 10:00 a.m. Eastern Time on November 29, 2007, ZIOPHARM Oncology, Inc. is hosting an analyst and institutional investor meeting at which representatives of the Company are scheduled to make presentations regarding the Company’s product pipeline, clinical results, clinical development strategy and related matters. The meeting will be webcast live and may be accessed at http://www.vcall.com/IC/CEPage.asp?ID=122275 or by clicking on our internet website at www.ziopharm.com. A replay of the webcast will be available for 90 days.

The information in this current report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Exchange or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless such subsequent filing specifically references this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM Oncology, Inc.: (Registrant)

Date: November 29, 2007	By:	/s/ Richard E. Bagley
Richard E. Bagley, President, Chief Operating Officer and Chief Financial Officer